UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2023

Oxus Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40778	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300/26 Dostyk Avenue Almaty, Kazakhstan	050020
(Address of principal executive offices)	(Zip Code)

+7(727)355-8021
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Warrant	OXUSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	OXUS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OXUSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Second Amended and Restated Promissory Note

On October 2, 2023, Oxus Acquisition Corp. (“Oxus”) entered into the Second Amended and Restated Promissory Note (the “Amended Note”) with Oxus Capital PTE. LTD (the “Sponsor”) pursuant to which Oxus may borrow up to an aggregate principal amount of $6,000,000. The Amended Note amended, replaced and superseded in its entirety that certain promissory note, dated February 28, 2023, made by Oxus in favor of the Sponsor in the principal amount of up to $3,500,000 (the “Original Note”), and any unpaid principal balance of the indebtedness evidenced by the Original Note has been merged into and evidenced by the Amended Note. The Amended Note is non-interest bearing and due on the date on which Oxus consummates its initial business combination. If Oxus completes a business combination, Oxus would repay any loaned amounts, without interest, upon consummation of the business combination. In the event that a business combination does not close, Oxus may use a portion of the working capital held outside the trust account to repay any loaned amounts but no proceeds from Oxus’ trust account would be used for such repayment. The issuance of the Amended Note was unanimously approved by Oxus’ board of directors, including all the members of the audit committee, on September 29, 2023. As of October 4, 2023, there was outstanding unpaid balance of $3,350,000 under the Amended Note.

The foregoing description of the Amended Note is qualified in its entirety by reference to the full text of the Amended Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on Oxus’ current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of Oxus’ Annual Report on Form 10-K for the year ended December 31, 2022, as amended or supplemented by Oxus’ other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or Oxus’ investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that Oxus’ assumptions differ from actual results, Oxus’ ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Promissory Note, dated October 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

oxus acquisition corp.

By:	/s/ Kanat Mynzhanov
	Name:	Kanat Mynzhanov
	Title:	Chief Executive Officer

Date: October 6, 2023

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